SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report: April 30, 1998
(Date of earliest event reported)


NOVASTAR MORTGAGE FUNDING CORPORATION (as depositor under the Trust Agreement, dated as of April 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of NovaStar Mortgage Funding Trust, Series 1998-1 Home-Equity Loan Asset-Backed Bonds)


              NovaStar Mortgage Funding Corporation
      (Exact name of registrant as specified in its charter)


          Delaware              333-44099         48-1195807
(State or Other Jurisdiction  (Commission      (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)


          1901 West 47th Street
               Suite 105
     Kansas City, Kansas                                66205
(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code:(913) 514-3500




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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               4.3  Servicing Agreement, dated as of April 1,
     1998, among NovaStar Mortgage, Inc., as master servicer, the NovaStar Mortgage Funding Trust, Series 1998-1, as issuer and First Union National Bank, as indenture trustee.

               4.4 Amended and Restated Trust Agreement, dated as of April 1, 1998, between NovaStar Mortgage Funding
     Corporation, as depositor and Wilmington Trust Company, as owner trustee.

               4.5  Indenture, dated as of April 1, 1998, between
     NovaStar Mortgage Funding Trust, Series 1998-1, as issuer and First Union National Bank, as indenture trustee.

               4.6 Financial Guaranty Insurance Policy, dated as of April 30, 1998, issued by MBIA Insurance Corporation with respect to $300,000,000 aggregate principal amount NovaStar
     Home Equity Loan Asset-Backed Bonds, Series 1998-1.

               4.7  Schedule to International Swap Dealers
     Association, Inc. (ISDA) Standard Form Master Agreement, dated as of April 30, 1998, between Merrill Lynch Capital Services, Inc. and NovaStar Mortgage Funding Trust, Series 1998-1, together with the Guarantee of Merrill Lynch & Co., Inc., Letter of Confirmation re CAP Transaction 98DL1431 and Letter of Confirmation re CAP Transaction 98DL1432.






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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVASTAR MORTGAGE FUNDING
                                     CORPORATION


                                   By:  /s/ Scott F. Hartman
                                        Name:  Scott F. Hartman
                                        Title:  President


Dated: May 11, 1998